SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   Pauze Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing Party:

          ----------------------------------------------------------------------
     4)   Date Filed:

          ----------------------------------------------------------------------

                                 PAUZE FUNDS(TM)
                     14340 TORREY CHASE BOULEVARD, SUITE 170
                              HOUSTON, TEXAS 77014

September 9, 1999

Dear Shareholder:

Enclosed you will find a notice, proxy statement, and proxy ballot regarding a Special Meeting of Shareholders of the Pauze Funds(TM) to be held on Friday, October 8, 1999. WE URGE YOU TO EXERCISE YOUR VOTING RIGHTS BY MARKING AND RETURNING THE PROXY BALLOT AS SOON AS POSSIBLE. Please note that you may FAX your proxy ballot to us if that is more convenient.

Your vote is important to us. If a majority of the proxy ballots are not returned, another mailing may be required which will result in additional costs to the Funds. We urge you to return your ballot promptly.

This meeting has been called so that you may vote on the following proposals:

     o    Election of Trustees: Patricia S. Dobson, Philip C. Pauze, and Richard
          J. Pierce currently serve on the Board of Trustees. The Trustees of the Trust serve on staggered terms such that the terms of Patricia S. Dobson, Philip C. Pauze and Richard J. Pierce will expire on October 29, 1999. So that Ms. Dobson, Mr. Pauze and Mr. Pierce may continue to serve as Trustees, the Board has nominated them for reelection.

     o Ratification of Independent Accountants: The Board of Trustees has selected Tait, Weller & Baker as independent accountants to the Funds. The Trustees ask that you ratify their selection.

The enclosed proxy statement describes the proposals in greater detail.

Please read the proxy statement carefully, place your vote on the proxy ballot and return it promptly in the enclosed postage-paid envelope or by faxing the ballot to the Fund at (281) 444-5929. We appreciate your continued support and confidence.

Sincerely,


Philip C. Pauze
President

                                 PAUZE FUNDS(TM)
                          14340 TORREY CHASE BOULEVARD
                                    SUITE 170
                              HOUSTON, TEXAS 77014

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 8, 1999


Dear Shareholders:

A special meeting of the shareholders of each class of the four portfolios of the Pauze Funds(TM) (the "Trust"), including the Pauze U.S. Government Total Return Bond Fund(TM), Pauze U.S. Government Intermediate Term Bond Fund(TM), Pauze U.S. Government Short Term Bond Fund(TM), and Pauze Tombstone Fund(TM) (each a "Fund" and collectively, the "Funds") will be held at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, on Friday, October 8, 1999 at 10:00 am
(CDT) for the purpose of considering the following proposals:

     1.   To elect members of the Board of Trustees;

     2. To ratify the selection of Tait, Weller & Baker as the independent accountants for the Trust for each Fund's fiscal year ending April 30, 2000; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record of the Funds at the close of business on August 26, 1999 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees


Patricia S. Dobson
Secretary

Houston, Texas
September 9, 1999

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE (OR BY FAX), WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING.

                                 PAUZE FUNDS(TM)
                          14340 TORREY CHASE BOULEVARD
                                    SUITE 170
                              HOUSTON, TEXAS 77014


                                 PROXY STATEMENT
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 1999

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Pauze Funds(TM) (the "Trust"), on behalf of its four portfolios: Pauze U.S. Government Total Return Bond Fund(TM), Pauze U.S.
Government Intermediate Term Bond Fund(TM), Pauze U.S. Government Short Term Bond Fund(TM) and Pauze Tombstone Fund(TM) (each a "Fund" and collectively, the "Funds"). The proxies will be used at the Special Meeting of Shareholders of the Trust to be held at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas, on October 8, 1999 at 10:00 am (CDT), or any adjournment or adjournments thereof (collectively, the "Meeting"). A shareholder receiving this proxy statement may hold shares in one or more Funds. A proxy ballot with respect to each Fund of which a shareholder owns shares accompanies this proxy statement.

The persons named as proxies in the enclosed form of proxy will vote in accordance with your instructions when the form of proxy is returned properly executed. If no instructions are given, the shares represented by a properly executed proxy will be voted:

     1.   For the election of members of the Board of Trustees;

     2. For ratification of the selection of Tait, Weller & Baker as the independent accountants for the Trust for each Fund's fiscal year ending April 30, 2000; and

     3. At the discretion of the proxy holders on any other business as may properly come before the meeting.

This proxy statement, along with the Notice of Meeting and proxy ballot, will first be mailed to shareholders on or about September 9, 1999.

                                    PROPOSALS


                 I. ELECTION OF MEMBERS TO THE BOARD OF TRUSTEES

Due to the expiration of their terms on October 29, 1999, the Board of Trustees has nominated Ms. Dobson, Mr. Pauze and Mr. Pierce for reelection to the Board. Each nominee, if elected, will hold office for a period of six years (until
October 29, 2005) or until termination of the Trust or the Trustees' death, resignation or removal, whichever occurs first. Unless you give contrary instructions, your proxy will be voted for the election of all three nominees. Each of the nominees has indicated a willingness to serve. If any of the nominees should withdraw or otherwise become unavailable for election due to events not now known, your proxies will be voted for such other nominee(s) as the Board may recommend. Your proxies will be so voted, unless the Board reduces the number of trusteeships, or you have withheld authority as to the election of the Trustees.

Patricia S. Dobson, Philip C. Pauze, and Robert J. Pierce are currently Trustees of the Trust. The nominees for election, their ages, a description of their positions with the Trust, and their principal occupations during the last five years are listed in the following table. Each person who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

--------------------------------------------------------------------------------
NOMINEE                       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------
Patricia S. Dobson *          Secretary  and Trustee of the Trust since June 25,
Age: 56                       1999.   Vice-President   of   Pauze,   Swanson   &
                              Associates Investment Advisors,  Inc., d/b/a Pauze
                              Swanson   Capital   Management   Co.,   an   asset
                              management  firm  specializing  in  management  of
                              fixed  income  portfolios,  since  December  1996.
                              Director and  Secretary of Pauze  Swanson  Capital
                              Management   Co.   since   May   1997.   Assistant
                              Vice-President of Pauze Swanson Capital Management
                              Co.  from  October  1995  until   December   1996.
                              Administrator for Pauze Swanson Capital Management
                              Co. from October  1993 until  October  1995.  Vice
                              President  of Fund  Services,  Inc., a mutual fund
                              service provider, since March 1999.
--------------------------------------------------------------------------------
Philip C. Pauze*              President  and  Trustee of the Trust  since  1993.
Age: 58                       President   of   Pauze,   Swanson   &   Associates
                              Investment  Advisors,  Inc.,  d/b/a Pauze  Swanson
                              Capital  Management Co., an asset  management firm
                              specializing   in   management   of  fixed  income
                              portfolios,  since April 1993.  Owner of Philip C.
                              Pauze & Associates,  a management consulting firm,
                              since  April   1993.   Financial   Consultant   to
                              California  Master  Trust  since  1986.  Financial
                              consultant to the American  Funeral Trust (Series)
                              since 1993.  President of Fund  Services,  Inc., a
                              mutual fund service provider, since March 1999.
--------------------------------------------------------------------------------
Robert J. Pierce              Trustee of the Trust since 1996.  Since 1967,  has
Age: 54                       been with Richard Pierce Funeral Service,  serving
                              in  such   capacities  as  President  and  General
                              Manager.  Since June 1997, Vice President (Western
                              Division) and Chief  Operating  Officer  (Northern
                              California Region) of Stewart  Enterprises,  Inc.,
                              which provides  products and services in the death
                              care industry.
--------------------------------------------------------------------------------

*Pauze Swanson Capital Management Co., 14340 Torrey Chase Boulevard, Suite 170, Houston, Texas 77014, is each Fund's investment adviser. Fund Services, Inc., 14340 Torrey Chase Boulevard, Suite 170, Houston, Texas 77014, is each Fund's administrator, fund accountant and transfer agent. As President and sole shareholder of Pauze Swanson Capital Management Co. and Fund Services, Inc., Mr. Pauze benefits from the payments made by the Funds to those companies. As an officer and employee of those companies, Ms. Dobson may also benefit from the Funds' payments. From May 1, 1998 through August 31, 1999, Pauze Swanson Capital Management Co. received $584,645 from the Funds for advisory services. Fund Services, Inc. became the Fund's administrator, fund accountant and transfer agent on July 1, 1999. From July 1, 1999 until August 31, 1999, Fund Services, Inc. received $30,452 for administration and transfer agency fees from the Funds. It is anticipated that Fund Services, Inc. will receive approximately $365,400 annually from the Funds for such services. B.C. Ziegler and Company, 215 North Main Street, West Bend, Wisconsin 53095, is each Fund's principal underwriter. Mr. Pauze and Ms. Dobson are both registered representatives of B.C. Ziegler and may indirectly benefit from the Fund's payments to B.C. Ziegler.

OTHER TRUSTEES AND OFFICERS
---------------------------

Patricia S. Dobson, Philip C. Pauze, and Robert J. Pierce are currently Trustees of the Trust. Lois Juarez is the only executive officer of the Trust who does not also serve on the Board of Trustees. The other Trustees and Ms. Juarez are listed in the following table, along with their ages, a description of their positions with the Trust, and their principal occupations during the last five years.

--------------------------------------------------------------------------------
NAME                          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------
Gordon M. Anderson            Trustee of the Trust since 1993.  Consultant  with
Age: 63                       the   Texas    Education    Agency   since   1998.
                              Superintendent   of  Spring   Independent   School
                              District,  Houston,  Texas from 1984  until  1997.
                              President  of  RAJ  Development   Corporation,   a
                              homebuilder and developer, from 1997 until 1998.
--------------------------------------------------------------------------------
Wayne F. Collins              Trustee of the Trust  since  1993.  Retired.  Vice
Age: 58                       President  of Worldwide  Business  Planning of the
                              Compaq Computer Corporation from 1991 until 1994.
--------------------------------------------------------------------------------
Paul J. Hilbert               Trustee of the Trust since 1993. Attorney with the
Age: 50                       firm of Paul J.  Hilbert  &  Associates,  Houston,
                              Texas,    practicing   civil   law   since   1975.
                              Legislator,  Texas House of Representatives  since
                              1982.
--------------------------------------------------------------------------------
Lois Juarez                   Treasurer  of the Trust since July 1999.  Director
Age: 47                       of  Administration  and  Fund  Accounting  of Fund
                              Services,  Inc., a mutual fund  service  provider,
                              since March 1999.  Vice  President,  Relationships
                              Manager, Chase Bank of Texas, from July 1998 until
                              February 1999.  Analyst with Arco Pipeline Co., an
                              oil and gas  pipeline  company,  from  1992  until
                              1998.
--------------------------------------------------------------------------------

As of August 26, 1999, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of each Fund. The information is based on statements furnished to the Trust by the nominees.

COMMITTEES
----------

The Board of Trustees has established a standing Audit Committee which met two times during the last fiscal year. All of the Trustees currently serve on the Audit Committee. The functions of the Audit Committee include: reviewing the annual financial statements of the Funds; recommending the engagement of each Fund's independent accountants; reviewing the arrangements for and scope of the annual audit; reviewing comments made by the independent accountants with respect to internal controls and the considerations given or the corrective action taken by management; and reviewing non-audit services provided by the independent accountants.

The Trust does not have a nominating committee or a compensation committee.

COMPENSATION TABLE
------------------

For the fiscal year ended April 30, 1999, the Board of Trustees met five times. The following table provides certain information relating to the compensation for each of the Trustees of the Trust for the fiscal year ended April 30, 1999.

------------------------------------- ---------------------------
                                       TOTAL COMPENSATION FROM
------------------------------------- ---------------------------
Gordon M. Anderson                             $12,500
------------------------------------- ---------------------------
Wayne F. Collins                               $12,500
------------------------------------- ---------------------------
Patricia S. Dobson                                  $0
------------------------------------- ---------------------------
Paul J. Hilbert                                $12,500
------------------------------------- ---------------------------
Philip C. Pauze                                     $0
------------------------------------- ---------------------------
Robert J. Pierce                               $12,500
------------------------------------- ---------------------------

The required vote for the election of the members of the Board of Trustees is the affirmative vote of a plurality of the shares voted at the Meeting, provided a quorum is present.

       THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

            II. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

At its meeting on June 25, 1999, the Board of Trustees unanimously selected Tait, Weller & Baker as the Trust's independent accountants for the fiscal year ending April 30, 2000. Under this proposal, you are asked to ratify the Board's selection. Tait, Weller & Baker, the Trust's independent accountants since 1997, performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested. The Board selected Tait, Weller & Baker based on its industry experience, depth of expertise, and fees charged.

Representatives of Tait, Weller & Baker are not expected to be present at the Meeting, and thus are not expected to be available to respond to questions or make a statement.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL II.

                          VOTING SECURITIES AND VOTING

At the close of business on August 26, 1999, the record date for the purpose of determining the shareholders entitled to notice and to vote at the Meeting (the "Record Date"), there were 7,632,510.804 shares of the Trust outstanding. On August 26, 1999, the outstanding shares of each Fund were:

Pauze U.S. Government Total Return Bond Fund(TM):                6,423,908.496
Pauze U.S. Government Intermediate Term Bond Fund(TM):             876,628.764
Pauze U.S. Government Short Term Bond Fund(TM):                    142,456.996
Pauze Tombstone Fund(TM):                                          189,516.548

The following tables set forth information, as of the Record Date, with respect to each person known by the Trust to be the beneficial owner of more than 5% of any Fund's outstanding shares:

                   PAUZE U.S. GOVERNMENT TOTAL RETURN FUND(TM)
                   -------------------------------------------

No Load  California Master Trust                              78.5%      Record
         3170 Hilltop Mall Rd
         Richmond  CA  94806-1921

No Load  Donaldson Lufkin & Jenrette                           7.9%      Record
         P O Box  2052
         Jersey City  NJ  07303-9998

Class B  Donaldson Lufkin & Jenrette                          88.4%      Record
         P O Box 2052
         Jersey City  NJ  07303-9998

Class B  601 Banks                                            11.6%      Record
         One Freedom Valley Dr
         Oaks  PA  19456

Class C  Peachtree Funeral Trust                              38.3%      Record
         P O Box 120
         Columbus  GA  31902

Class C  Firstar Bank NA, Custodian FBO                       30.8%      Record
         Alice J.  Mallory
         P O Box 778
         Fayetteville  GA  30214

Class C  Firstar Bank NA, Custodian FBO                       30.9%      Record
         Theodore F.  Mallory III
         P O Box 778
         Fayetteville  GA  30214

              PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND(TM)
              -----------------------------------------------------

No Load  California Master Trust                              46.7%      Record
         3170 Hilltop Mall Road
         Richmond CA  94806-1921

No Load  Texas Prepaid Funeral Fund N-G                       22.5%      Record
         P O Box 1533
         Minneapolis  MN  55480

No Load  Cooper Agency # 7000486800                             13%      Record
         P O Box 160
         Westerville  OH  43086-0160

No Load  Texas Prepaid Funeral Fund G                          9.5%      Record
         P O Box 1533
         Minneapolis MN  55480

Class B  Donaldson Lufkin Jenrette                            66.4%      Record
         P O Box  2052
         Jersey City  NJ  07303-9998

Class B  601 Banks                                            33.6%      Record
         One Freedom Valley Dr
         Oaks  PA  19456

                 PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND(TM)
                 ----------------------------------------------

No Load  Texas Prepaid Funeral Fund N-G                       51.9%      Record
         P O Box  1533
         Minneapolis  MN     55480

No Load  Texas Prepaid Funeral Fund G                         15.6%      Record
         P O Box 1533
         Minneapolis  MN  55480

No Load  Cooper Agency #7000486800                            12.6%      Record
         P O Box  160
         Westerville  OH  43086-0160

No Load  American Funeral Trust/Iowa                          10.4%      Record
         P O Box 387
         St Louis  MO  63166

Class B  Donaldson Lufkin & Jenrette                           100%      Record
         P O Box 2052
         Jersey City NJ  07303-9998

Class C  601 Banks                                             100%      Record
         One Freedem Valley Dr
         Oaks  PA  19456

                            PAUZE TOMBSTONE FUND(TM)
                            ------------------------

Class A  Donaldson Lufkin & Jenrette                            30%      Record
         P O Box 2052
         Jersey City  NJ  07303

Class A  Semack Trading Co.                                    5.3%      Record
         19 Rector Street
         New York  NY  10006

Class B  Donaldson Lufkin & Jenrette                          35.5%      Record
         P O Box 2052
         Jersey City  NJ  07303

Class B  Hagner Family Trust LTD                               9.6%      Record
         15710 Fleetwood Oaks Dr
         Suite 230
         Houston TX  77079-2520

Class B  Robert R Stoutenburg Trust                            6.2%      Record
         Wisne Center 3rd Floor
         2100 Telegraph Rd
         Southfield  MI  48034

Class B  Raymond James Cust FBO                                5.3%      Record
         Ann Lindell IRA
         880 Carillon Pkwy
         St. Petersburg  FL  33733-2749

You may vote at the Meeting, by proxy or in person, if you were a shareholder as of the Record Date. To vote by proxy, mark the enclosed proxy ballot and return it by mail in the enclosed envelope or by faxing it to the Trust at (281)
444-5929. You are entitled to one (1) vote for each full share held and fractional votes for fractional shares held, on the Record Date, on any matter submitted to a vote at the Meeting.

The presence, in person or by proxy, of shareholders holding at least a majority of the shares entitled to vote is necessary to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Unless otherwise instructed, the proxies will vote FOR the election of the nominees to the Board of Trustees and FOR the ratification of Tait, Weller & Baker as the Fund's independent accountants.

"Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but are not votes for any proposal. Broker non-votes are shares held in the name of the broker, but for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Accordingly, broker non-votes and abstentions will not be considered as votes for or against Proposal I or II.

You may revoke your form of proxy by giving another proxy or by letter directed to the Trust showing your name and account number. To be effective, such revocation must be received prior to the Meeting. If you wish, you may cancel any proxy previously given by attending the Meeting and voting by ballot at the Meeting.

A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT, WHICH INCLUDES FINANCIAL AND OTHER INFORMATION ABOUT THE FUND, WILL BE SUPPLIED WITHOUT COST TO ANY SHAREHOLDER UPON REQUEST. SUCH REQUEST SHOULD BE DIRECTED TO MS. LOIS JUAREZ, TREASURER, PAUZE FUNDS(TM), 14340 TORREY CHASE BOULEVARD, SUITE 170, HOUSTON, TEXAS 77014, TELEPHONE NUMBER
1-800-327-7170.

                              SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular annual meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy material must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act of 1940 which must be met by convening such a shareholder meeting. However, the Trustees of the Trust serve on staggered terms such that the terms of three Trustees expire every three years. Therefore, a shareholder meeting will be held at least every three years to elect Trustees.

                              COST OF SOLICITATION

The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Trust. In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of Pauze Swanson Capital Management Co. may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

THE TRUST'S BOARD OF TRUSTEES KNOWS OF NO OTHER MATTERS TO BE PRESENTED AT THE MEETING OTHER THAN AS SET FORTH ABOVE. HOWEVER, IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE HOLDERS OF PROXIES WILL VOTE THE SHARES REPRESENTED BY PROXIES ON SUCH MATTERS IN ACCORDANCE WITH THEIR JUDGMENT, AND DISCRETIONARY AUTHORITY TO DO SO IS INCLUDED IN THE PROXIES.

By Order of the Board of Trustees


Patricia S. Dobson
Secretary

September 9, 1999

                                 PAUZE FUNDS(TM)

                SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 8, 1999

     The undersigned shareholder of the Pauze Funds(TM) (the "Trust"), hereby nominates, constitutes and appoints Stephen Pauze and Lois Juarez, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, on Friday, October 8, 1999 at 10:00 am (CDT) and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     PROPOSAL 1.  ELECTION OF TRUSTEES
     To elect the three persons named below to serve until their successors are elected and have qualified:

     Patricia S. Dobson, Philip C. Pauze, Robert J. Pierce

                 |_| AUTHORITY GIVEN            |_| AUTHORITY WITHHELD

     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------

     PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS Ratification of the selection of Tait, Weller & Baker as independent accountants of the Trust for the fiscal year ending April 30, 2000.

               |_| FOR         |_| AGAINST        |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2. THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE
RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS PRESENTED AT THE MEETING, IF ANY, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY HOLDER.


__________________  DATED:______, 1999  ________________________________________
(Number of Shares)                      (Please Print Your Name)

                                        ________________________________________
                                        (Signature of Shareholder)

                                        ________________________________________
                                        (Please Print Your Name)

                                        ________________________________________
                                        (Signature of Shareholder)
                                        (Please  date  this  proxy and sign your
                                        name  as  it   appears   on  the  label.
                                        Executors,   administrators,   trustees,
                                        etc. should give their full titles. All joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

  PLEASE MARK, SIGN, DATE AND MAIL OR FAX ((281) 444-5929) THIS PROXY PROMPTLY.